Exhibit 10.4

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of August 12, 2005, by CARDIMA, INC. (referred to as “Grantor”), in favor of APIX INTERNATIONAL LIMITED (the “Secured Party”) is made with reference to the following:

WITNESSETH:

WHEREAS, pursuant to that certain Term Sheet (“Term Sheet”) dated as of August 12, 2005 and that certain Promissory Note (the “Bridge Promissory Note”) dated as of August 12, 2005 between Grantor and the Secured Party, each of which the parties hereto propose to cause to be superseded by a Loan Agreement (the “Loan Agreement”) and Promissory Note (the “Promissory Note”) by and between Grantor and the Secured Party (the Bridge Promissory Note, the Term Sheet, the Loan Agreement and the Promissory Note, including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, collectively, the “Funding Documents”), the Lender has agreed to make certain loans to Borrower subject to and in accordance with the terms and conditions of the Funding Documents;

WHEREAS, the Secured Party is willing to make the Loans as provided in the Loan Agreement, but only upon the condition, among others, that Grantor shall have executed and delivered to the Secured Party that certain Patent, Trademark and Copyright Security Agreement, dated as of the date hereof (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, collectively referred to as the “IP Security Agreement”);

WHEREAS, pursuant to the IP Security Agreement, Grantor is required to execute and deliver this Patent Security Agreement to the Secured Party;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the IP Security Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Grantor hereby grants to the Secured Party a continuing first priority security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of the Patents and Patent Licenses to which Grantor is a party, including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Secured Party pursuant to the IP Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the continuing first priority security interest in the Patent Collateral made and granted hereby are more fully set forth in the IP Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[signature page follows]

IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

CARDIMA, INC.

By:	/s/ Gabriel B. Vegh
Name:	Gabriel B. Vegh
Title:	Chief Executive Officer

ACCEPTED AND ACKNOWLEDGED BY:

APIX INTERNATIONAL LIMITED

By:	/s/ Victor Lee
Name:	Victor Lee
Title:	Director

ACKNOWLEDGMENT OF GRANTOR

STATE OF                                                                              )

                                                                                                  ) SS.

COUNTY OF                                                                          )

On this      day of August, 2005 before me personally appeared                                                                          , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Cardima, Inc. who being by me duly sworn did depose and say that such Person is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its respective Board of Directors and that such Person acknowledged said instrument to be the free act and deed of said corporation.

Notary Public	{SEAL}

SCHEDULE I

Patents

TITLE	SERIAL/ PATENT NO.	APPLICATION/ ISSUE DATE
INTRAVASCULAR SENSING DEVICE	5509411	04/23/1996

METHOD AND SYSTEM FOR USING MULTIPLE INTRAVASCULAR SENSING DEVICES TO DETECT ELECTRICAL ACTIVITY	5706809	01/13/1998

INTRAVASCULAR METHOD AND SYSTEM FOR TREATING ARRHYTHMIA	5645082	07/08/1997

CATHETER WITH DEFLECTABLE DISTAL SECTION	5882333	03/16/1999

SHEATHED MULTIPOLAR CATHETER AND MULTIPOLAR GUIDEWIRE FOR SENSING CARDIAC ELECTRICAL ACTIVITY	5549109	08/27/1996

HIGH RESOLUTION INTRAVASCULAR SIGNAL DETECTION	5699796	12/23/1997

OVER-THE-WIRE EP CATHETER	5782760	07/21/1998

INTRAVASCULAR SYSTEM FOR TREATING ARRHYTHMIA	5685322	11/11/1997

HIGH RESOLUTION INTRAVASCULAR SIGNAL DETECTION	5957842	09/28/1999

INTRAVASCULAR RF OCCLUSION CATHETER	6120499	09/19/2000

LINEAR ABLATION ASSEMBLY	5863291	01/26/1999

INTRAVASCULAR SENSING DEVICE	5682885	11/04/1997

LINEAR ABLATION DEVICE AND ASSEMBLY	6063077	05/16/2000

INTRAVASCULAR METHOD AND SYSTEM FOR TREATING ARRHYTHMIA	5881732	03/16/1999

INTRALUMINAL DELIVERY OF TISSUE LYSING MEDIUM	5766152	06/16/1998

INTRAVASCULAR SENSING DEVICE	6141576	10/31/2000

HIGH RESOLUTION INTRAVASCULAR SIGNAL DETECTION	5711298	01/27/1998

OVER-THE-WIRE EP CATHETER	5895355	04/20/1999

GUIDING CATHETER FOR THE CORONARY SINUS	5775327	07/07/1998

A METHOD OF TREATING USING AN OVER-THE-WIRE EP CATHETER	6002956	12/04/1999

TITLE	SERIAL/ PATENT NO.	APPLICATION/ ISSUE DATE
INTRAVASCULAR SENSING DEVICE	5967978	10/19/1999

INTRAVASCULAR METHOD AND DEVICE FOR OCCLUDING A BODY LUMEN	5960796	10/05/1999

PROTECTED PIN CONNECTOR FOR AN ELECTROPHYSIOLOGY CATHETER	6167291	12/26/2000

EP CATHETER	6251107	06/26/2001

LINEAR ABLATION ASSEMBLY	6302880	10/16/2001

SURGICAL ABLATION TOOL	6332881	12/25/2001

ELECTROPHYSIOLOGICAL DEVICE FOR THE ISTHMUS	6746446	06/08/2004

LINEAR ABLATION ASSEMBLY	6814732	11/09/2004

INTRALUMINAL DELIVERY OF TISSUE LYSING MEDIUM	6113584	09/05/2000

METHOD AND SYSTEM FOR USING MULTIPLE INTRAVASCULAR SENSING DEVICES TO DETECT ELECTRICAL ACTIVITY	6088610	07/11/2000

GUIDING CATHETER FOR THE CORONARY SINUS	6021340	02/01/2000

HIGH RESOLUTION INTRAVASCULAR SIGNAL DETECTION	5645064	07/08/1997

HELICALLY SHAPED ELECTROPHYSIOLOGY CATHETER	09/847181	05/01/2001

TI-CHANNNEL RF ENERGY DELIVERY WITH COAGULUM REDUCTION	10/333113	01/14/2003

SYSTEM AND METHOD FOR MULTI-CHANNEL RF ENERGY DELIVERY WITH COAGULUM REDUCTION	10/846260	05/14/2004

LINEAR ABLATION ASSEMBLY	10/980699	11/03/2004

HELICALLY SHAPED ELECTROPHYSIOLOGY CATHETER	09/901856	07/09/2001

LINEAR ABLATION ASSEMBLY	10/909668	08/02/2004